UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported:  July 22, 2009

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2831 Dexter Drive, Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

(574) 266-2500
(Registrant’s telephone number,
including area code)

N / A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 22, 2009, the Audit Committee of the Board of Directors of Coachmen Industries, Inc. (the "Company") appointed McGladrey & Pullen, LLP ("McGladrey") to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

The decision to change independent registered accounting firms was made by the Company’s Audit Committee following the solicitation of proposals from a number of other registered public accounting firms, including the Company’s incumbent independent registered public accounting firm of Ernst & Young LLP.

The decision to appoint McGladrey was made following a thorough review of the proposals submitted, including the price and services to be provided. The Audit Committee also gave significant consideration to changes in the condition of the overall economic environment and the industries in which the Company operates.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2007, neither the Company nor anyone on its behalf consulted with McGladrey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

On July 22, 2009, the Audit Committee notified Ernst & Young LLP (“E&Y”) that they no longer will be engaged as the Company’s independent registered public accounting firm effective as of that date. The audit reports of E&Y on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the E&Y audit report on the Company’s 2008 consolidated financial statements contained a "going concern" explanatory paragraph. This explanatory paragraph addressed the Company’s recurring losses from operations and lack of liquidity, thus raising substantial doubt regarding the Company's ability to continue as a going concern based on the information available on the date of the report, which was March 23, 2009. During the Company's two most recent fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through the date of their dismissal, there were no disagreements with E&Y, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company provided E&Y with a copy of the above disclosures. A copy of the letter from E&Y addressed to the Securities and Exchange Commission stating that E&Y agrees with the statements set forth in this Item 4.01 related to E&Y is filed as Exhibit 16.1 to this Current Report on Form 8−K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit is furnished as a part of this Report:

      16.1  Letter from Ernst & Young LLP dated July 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:	July 27, 2009	By:	/s/ James T. Holden

James T. Holden, Secretary
Printed Name and Title